================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 11, 2003


                             DEL MONTE FOODS COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    001-14335                  13-3542950
----------------------------         -----------                -------------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


               One Market @ The Landmark
               San Francisco, California                           94105
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (415) 247-3000
                                                           --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 9. REGULATION FD DISCLOSURE.

         On March 11, 2003, Del Monte Foods Company (the "Company") issued a press release announcing its earnings for the third quarter and nine months ended January 29, 2003. Also on March 11, 2003, the Company hosted an audio webcast to discuss its results of operations for the third quarter and nine months ended January 29, 2003. The press release and webcast included discussions of the Company's results of operations on an adjusted pro forma basis (the "non-GAAP financial measures"). The Company's pro forma results of operations for the third quarter and nine months ended January 29, 2003, as well as the comparable periods for fiscal 2002, are presented assuming the acquisition by the Company of certain businesses from the H. J. Heinz Company occurred on the first day of the applicable period. The acquisition actually closed on December 20, 2002. The adjustments to the pro forma results of operations excluded certain expenses related to the acquisition and integration of the businesses, and certain non-comparable period gains and losses. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures should not be considered as an alternative to measures that are determined in accordance with accounting principles generally accepted in the United States (GAAP). The press release, which contains a reconciliation of the non-GAAP financial measures presented in the press release to the most directly comparable GAAP financial measures, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The reconciliation of the non-GAAP financial measures presented during the webcast to the most directly comparable GAAP financial measures is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

         Management believes that these non-GAAP financial measures assist investors who are interested in understanding the Company's performance by excluding infrequently occurring items. These non-GAAP financial measures are intended to enhance the comparability of operating results only.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Del Monte Foods Company



Date:  March 18, 2003              By:    /s/  James Potter
                                        -------------------
                                        Name:  James Potter
                                        Title: Secretary

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------
99.1          Del Monte Foods Company Press Release dated March 11, 2003.

99.2          Information from Del Monte Foods Company Webcast on March 11, 2003



                                       3